Note 14 - Lease Obligations	12 Months Ended
Dec. 31, 2020
Notes to Financial Statements
Lessee, Finance and Operating Leases [Text Block]

(14)   Lease Obligations

The Company leases offices, processing centers, warehouse spaces and, to a lesser extent, certain equipment. These leases have remaining terms of 1 year to 10 years, some of which have options to extend for up to 10 years and/or options to terminate within 1 year. The options to renew are not recognized as part of the Company’s right-of-use assets and operating lease liabilities as the Company is not reasonably certain that it will exercise these options.

In January 2020, the Company amended its existing Houston, Texas headquarters lease agreement by extending the lease term from September 30, 2023 to June 30, 2029 and surrendering back to the landlord floors for which the Company had previously vacated. In July 2020, the Company re-negotiated the above-mentioned lease agreement to modify the rent abatement period from October 2023 through February 2024 to July 2020 through March 2021.

In May 2020, the Company amended its Houston data center lease agreement to reflect changes in the monthly base rent throughout the term of the lease and extend the lease term three months to December 2025. The execution of this amendment and the amendment to the Houston, Texas headquarters lease resulted in the Company obtaining rent relief of approximately $4.0 million.

Total operating lease expense, including short-term lease expense was $11.0 million, $11.6 million and $12.3 million for 2020, 2019 and 2018, respectively.

Future maturities of lease obligations follows (in thousands):

Years Ending December 31,	Operating Leases	Finance Leases	Total
2021	$8,956	$756	$9,712
2022	9,956	—	9,956
2023	9,723	—	9,723
2024	9,361	—	9,361
2025	9,612	—	9,612
Thereafter	14,119	—	14,119
Total lease payments	$61,727	$756	$62,483
Less imputed interest	(15,785)	(22)	(15,807)
Total	$45,942	$734	$46,676

The weighted average remaining lease term at December 31, 2020 and 2019 was 4.31 years and 4.71 years, respectively. The weighted average discount rate used to determine the operating lease liability at December 31, 2020 and 2019 was 6.34% and 6.47%, respectively.

Supplemental cash flow information related to leases follows:

	Years Ended December 31,
	2020	2019
Cash paid for amounts included in the measurement of lease liabilities:
Operating leases	$8,530	$12,284
Equipment finance leases	1,135	1,069

Equipment Finance Leases

The Company has entered into capital leases that are due in installments for the purpose of financing the purchase of computer equipment through August 2021. Interest accrues under these leases at a rate of 8.7% per annum, and the leases are collateralized by liens on the computer equipment. The assets are amortized over the lesser of their related lease terms or their estimated productive lives and such charges are reflected within depreciation expense.